Exhibit 99.1

HERMAN MILLER, INC. LONG-TERM INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD

This certifies that Herman Miller, Inc. (the “Company”) has on (the “Award Date”), granted to (the “Participant”) an award (the “Award”) of restricted stock units (the “Restricted Stock Units”) pursuant to and under the Herman Miller, Inc. Long-Term Incentive Plan (the “Plan”) (a copy of which has been provided to the Participant). Each Restricted Stock Unit represents the right to receive one (1) share of Herman Miller, Inc. Common Stock, $.20 par value per share (“Common Stock”), plus an additional amount pursuant to Section 1(b), subject to certain restrictions and on the terms and conditions contained in this Award and the Plan. The Plan is incorporated into this Award by reference, and in the event of any conflict between the terms of the Plan and this Award, the terms of the Plan shall govern. Any terms not defined herein shall have the meaning set forth in the Plan.

1. Rights of the Participant with Respect to the Restricted Stock Units.

(a) No Shareholder Rights. The Restricted Stock Units granted pursuant to this Award do not and shall not entitle Participant to any rights of a shareholder of Common Stock. The rights of Participant with respect to the Restricted Stock Units shall remain forfeitable at all times prior to the date on which such rights become vested in accordance with Section 2, 3 or 4.

(b) Additional Restricted Stock Units. As long as Participant holds Restricted Stock Units granted pursuant to this Award, the Company shall credit to Participant, as of each date that the Company pays a Dividend (as defined below) in cash to holders of Common Stock (the “Dividend Payment Date”), an additional number of Restricted Stock Units (“Additional Restricted Stock Units”) equal to:

(i) The total number of Restricted Stock Units and Additional Restricted Stock Units credited to Participant under this Award as of the close of business on the record date for such Dividend, multiplied by

(ii) The dollar amount of the Dividend paid per share of Common Stock by the Company on such Dividend Payment Date, divided by

(iii) The Fair Market Value of a share of Common Stock on such Dividend Payment Date.

The term “Dividend” shall include all dividends, whether normal or special, and whether payable in cash, Common Stock, or other property.

The calculation of Additional Restricted Stock Units shall be carried to three (3) decimal places, and any fractional Restricted Stock Unit resulting from such calculation shall be included in the Participant’s Additional Restricted Stock Units. A report showing the number of Additional Restricted Stock Units so credited shall be sent to Participant periodically, as determined by the Company. The Additional Restricted Stock Units so credited shall vest and be subject to the same terms and conditions as the Restricted Stock Units to which such Additional Restricted Stock Units relate, and the Additional Restricted Stock Units shall be forfeited in the event that the Restricted Stock Units with respect to which such Additional Restricted Stock Units were credited are forfeited.

(c) Conversion of Restricted Stock Units; Issuance of Common Stock. No shares of Common Stock shall be issued to Participant prior to the date on which the Restricted Stock Units vest, and the restrictions with respect to the Restricted Stock Units lapse, in accordance with Section 2, 3 or 4. Neither this Subsection 1(c) nor any action taken pursuant to or in accordance with this Section 1(c) shall be construed to create a trust of any kind. After any Restricted Stock Units vest pursuant to Section 2, 3 or 4, all restrictions with respect to the distribution of the Restricted Stock Units have lapsed, and any tax withholding obligations related to such Restricted Stock Units have been satisfied pursuant to Section 8, the Company shall, within sixty (60) days, cause to be issued to the Participant or the Participant’s legal representatives, beneficiaries or heirs, as the case may be, a stock certificate or book entry representing the number of shares of Common Stock in payment of such vested whole Restricted Stock Units and Additional Restricted Stock Units, unless a valid deferral has been made pursuant to Section 7, in which case such distribution shall be made within sixty (60) days after the date to which distribution has been deferred. The value of any fractional Additional Restricted Stock Unit shall be paid in cash at the time certificates are delivered to Participant in payment of the Restricted Stock Units and Additional Restricted Stock Units based on the Fair Market Value of a share of Common Stock on the day preceding the date of distribution.

2. Vesting. Subject to the terms and conditions of this Award, the Restricted Stock Units shall vest on the fifth (5th) anniversary of the Award Date if Participant remains continuously employed by the Company or a Subsidiary. If a Participant Retires before the fifth (5th) anniversary of the Award Date, the Participant’s Restricted Stock Units shall vest on the fifth (5th) anniversary of the Award Date if at all times between the date of Retirement and the fifth (5th) anniversary of the Award Date the Participant does not compete with the Company and is available to consult with the Company up to ten (10) hours in any calendar quarter at times reasonably agreed upon. Upon any failure to comply with the preceding sentence, the Participant’s Restricted Stock Units shall be cancelled. For purposes of this Agreement, “compete with the Company” means engaging in, assisting in any way, financing or owning an interest in (other than less than a 1% interest in a company whose stock is registered under the Securities Exchange Act of 1934), any business which manufactures or sells products or provides services that are similar to or substitutes for products manufactured or sold or services provided by the Company. Whether a Participant competes with the Company or is available for consulting shall be determined by the Executive Compensation Committee of the Board of Directors, whose determination shall be final and binding. “Retirees” or “Retirement” shall mean retirement under the Company’s qualified retirement plans.

For purposes of this Award, a Participant who begins a leave of absence from the Company or a Subsidiary after the Award Date and who returns to employment with the Company or a Subsidiary prior to the fifth (5th) anniversary of the Award Date or prior to any other event causing early vesting under Sections 3 or 4 following the leave of absence shall be considered to be continuously employed during the leave of absence.

3. Forfeiture or Early Vesting Upon Termination of Employment.

(a) Termination of Employment Generally. Except as provided in subsections (b), (c), (d), and (e) of this Section 3, if, prior to vesting of the Restricted Stock Units pursuant to Section 2 or 4, Participant ceases to be an employee of the Company or a Subsidiary, then Participant’s rights to all of the unvested Restricted Stock Units shall be immediately and irrevocably forfeited, including the right to receive Additional Restricted Stock Units issued in respect of unvested Restricted Stock Units.

(b) Death. If Participant dies while employed by the Company or a Subsidiary or while Retired and has complied with Section 2 prior to the time that his Restricted Stock Units become vested, then a portion of his or her unvested Restricted Stock Units shall become immediately vested as of the date of death. The portion of Restricted Stock Units that shall vest upon Participant’s death is determined by multiplying the sum of Participant’s Restricted Stock Units granted under this Award and related Additional Restricted Stock Units by a fraction, the numerator of which is the number of calendar months, beginning on the Award Date and ending on the Participant’s date of death, that Participant was employed by the Company or a Subsidiary, and the denominator of which is 60. No transfer by will or the applicable laws of descent and distribution of any Restricted Stock Units that vest by reason of Participant’s death shall be effective to bind the Company unless the Committee shall have been furnished with written notice of such transfer and a copy of the will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

(c) Disability. If Participant’s employment by the Company or Subsidiary is terminated due to Participant’s failure to return to work as the result of a “Disability” or if Participant is Retired and has complied with Section 2 and becomes subject to a “Disability”, prior to the time that his or her Restricted Stock Units become vested, then a portion of his or her unvested Restricted Stock Units shall become immediately vested, as of the date the Participant incurred such Disability. The portion of Restricted Stock Units that shall vest upon the date the Participant became disabled is determined by multiplying the sum of Participant’s Restricted Stock Units granted under this Award and the related Additional Restricted Stock Units by a fraction, the numerator of which is the number of calendar months, beginning on the Award Date and ending on the date the Participant incurred such Disability that Participant was employed by the Company or a Subsidiary, and the denominator of which is 60.

For purposes of this Award, a Participant shall be considered to have incurred a “Disability” at such time as the Participant:

(i) Is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, or

(ii) Is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving benefits for a period of not less than three (3) months under a disability plan maintained by the Company.

(d) Retirement. Except as provided herein, if Participant’s employment by the Company or Subsidiary is terminated by reason of Participant’s Retirement prior to the time that his Restricted Stock Units become vested, the Participant’s Restricted Stock Units will vest, if at all, as provided in Section 2 and be distributed after the fifth (5th) anniversary of the Award Date as provided in Section 1(c).

(e) Termination of Employment without Cause. Except as provided in Paragraph (i), below, if the Company or a Subsidiary terminates the Participant’s employment without “Cause” (as defined below) prior to the time that Participant’s Restricted Stock Units become vested, then a portion of his or her unvested Restricted Stock Units shall become immediately vested as of the date the Company or a Subsidiary terminates the Participant’s employment without Cause. The portion of Restricted Stock Units that shall vest upon the Company’s or a Subsidiary’s termination of the Participant’s employment without Cause is determined by multiplying the sum of Participant’s Restricted Stock Units granted under this Award and related Additional Restricted Stock Units by a fraction, the numerator of which is the number of calendar months, beginning on the Award Date and ending on the date of Company’s or Subsidiary’s termination of Participant’s employment without Cause, that Participant was employed by the Company or a Subsidiary, and the denominator of which is 60.

(i) Notwithstanding the foregoing, if the Participant is a “Key Employee” (as defined in subsection (f) of this Section 3), such pro rata portion of Participant’s Restricted Stock Units shall become vested as provided above, but the conversion to Common Stock and the distribution of Common Stock to the Participant shall not occur until on the earlier of:

(A) The date which is six (6) months after the date the Company terminates the Participant’s employment without Cause, or

(B) The date of Participant’s death.

(ii) For purposes of this subsection (e), “Cause” shall mean:

(A) A material breach by the Participant of those duties and responsibilities of the Participant which do not differ in any material respect from the duties and responsibilities of the Participant during the 90-day period immediately prior to such breach (other than as a result of incapacity due to physical or mental illness) which is demonstrably willful and deliberate on the Participant’s part, which is committed in bad faith or without reasonable belief that such breach is in the best interests of the Company and which is not remedied in a reasonable period of time after receipt of written notice from the Company specifying such breach; or

(B) The commission by the Participant of a felony involving moral turpitude.

(f) Key Employee. For purposes of subsection (e) of this Section 3, a “Key Employee” is a Participant who, at any time during the year in which his or her employment with the Company terminated, was:

(i) An officer of the Company whose compensation from the Company for the year was more than $135,000, as adjusted pursuant to Code Section 416(i)(1)(A);

(ii) A more than 5% owner of the Company; or

(iii) A more than 1% owner of the Company with annual compensation from the Company of more than $150,000.

For purposes of this subsection (f), the term “owner” will include ownership attributed to the Participant under the rules of Code Section 318; provided, however, that the rules of Code Section 414(b), (c), and (m) do not apply for purposes of determining ownership of the Company.

4. Early Vesting Upon a Change in Control Event. Notwithstanding the other vesting provisions contained in Section 2, but subject to the other terms and conditions set forth herein, upon the effective date of a “Change in Control Event,” all of the Participant’s Restricted Stock Units shall become immediately and unconditionally vested. “Change in Control Event” means a “Change in Ownership,” a “Change in Effective Control,” or a “Change in Ownership of the Company’s Assets” as defined below.

(a) A “Change in Ownership” occurs on the date that any one person, or more than one person acting as a group (as such term is described in subsection (d) of this Section 4), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total Fair Market Value or total voting power of the stock of the Company, subject to the following:

(i) If any one person, or more than one person acting as a group (as such term is described in subsection (d) of this Section 4), is considered to own more than 50 percent of the total Fair Market Value or total voting power of the stock of the Company, the acquisition of additional stock in the Company by the same person or persons is not considered to cause a Change in Ownership (or to cause a Change in Effective Control under subsection (b) of this Section 4); and

(ii) An increase in the percentage of stock owned by any one person, or persons acting as a group (as such term is described in subsection (d) of this Section 4), as a result of a transaction in which the Company acquired stock in exchange for property will be treated as an acquisition of stock for purposes of this subsection (a).

This subsection (a) shall apply only when there is a transfer of stock of the Company (or issuance of stock of the Company), and stock in the Company remains outstanding after the transaction.

(b) A “Change in Effective Control” of the Company occurs on the date that either:

(i) Any one person, or more than one person acting as a group (as such term is described in subsection (d) of this Section 4), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 35 percent or more of the total voting power of the stock of the Company, or

(ii) A majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

(c) A “Change in the Ownership of the Company’s Assets” occurs on the date that any one person, or more than one person acting as a group (as such term is described in subsection (d) of this Section 4), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total “Gross Fair Market Value” equal to or more than 40 percent of the total Gross Fair Market Value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

(i) “Gross Fair Market Value” means the value of the assets of the Company, or the value of assets being disposed of, determined without regard to any liabilities associated with such assets.

(ii) There is no Change in the Ownership of the Company’s Assets when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer. A transfer of assets by the Company is not treated as a Change in the Ownership of the Company’s Assets if the assets are transferred to:

(A) A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;